UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2021

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	81-3832378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Debt Conversion Agreement

On September 30, 2021, 180 Life Sciences Corp. (the “Company”) entered into a Debt Conversion Agreement (the “Debt Conversion Agreement”) with Dr. Lawrence Steinman (“Steinman”) and Sir Marc Feldmann, Ph.D. (“Feldmann”), each of whom serve as Co-Executive Chairmen of the Company’s Board of Directors.

Pursuant to the Debt Conversion Agreement:

(a) the Company and Steinman agreed to convert an aggregate of $31,297 owed by the Company to Steinman under certain outstanding promissory notes (which included principal and interest) evidencing amounts loaned by Steinman to the Company’s subsidiaries from time to time in 2019 and 2020, into an aggregate of 5,216 shares of restricted common stock of the Company (the “Steinman Shares”); and

(b) the Company and Feldmann agreed to convert an aggregate of $819,818 owed by the Company to Feldmann under certain outstanding promissory notes (which included principal and interest) evidencing amounts loaned by Feldmann to the Company’s subsidiaries from time to time in 2013, 2014, 2019 and 2020, into an aggregate of 136,636 shares of restricted common stock of the Company (the “Feldmann Shares”, and together with the Steinman Shares, the “Debt Conversion Shares”).

The conversion price was equal to the greater of the closing consolidated bid price or the market price on the date the Conversion Agreement was entered into, and $6.00 per share, provided that because $6.00 was above the closing consolidated bid price and the market price, the conversion price was fixed at $6.00 per share.

Pursuant to the Debt Conversion Agreement, which included customary representations and warranties of the parties, each of Steinman and Feldmann agreed that the shares of common stock issuable in connection therewith were in full and complete satisfaction of amounts owed to such persons.

The foregoing summary of the terms of the Debt Conversion Agreement is not complete and is qualified in its entirety by reference to the full text of the Debt Conversion Agreement, which is filed as Exhibit 10.1 to this Current Report and is incorporated in this Item 1.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The Company claims an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), for the issuance of the Debt Conversion Shares, since the offer and sale of such shares did not involve a public offering and the recipients were “accredited investors”. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the certificates evidencing the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 5.08. Shareholder Director Nominations.

The information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01. Other Events.

2021 Annual Meeting

On October 4, 2021, the Board of Directors (the “Board”) of the Company determined that the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) will be held virtually by means of remote communication on December 10, 2021, at 9 am Pacific Time, or as otherwise set forth in the Company’s notice and proxy statement for the 2021 Annual Meeting. It is also possible that the 2021 Annual Meeting may be held on a different date. Stockholders of record of Company’s common stock at the close of business on October 8, 2021, the planned record date for the 2021 Annual Meeting, will be entitled to notice of, and to vote at, the 2021 Annual Meeting.

Any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting in accordance with Rule 14a-8 or pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”) must be delivered to, or mailed to and received at, the Company’s principal executive offices at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306, Attention: Corporate Secretary, on or before the close of business on October 15, 2021, which date the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2021 Annual Meeting. Additionally, any stockholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the 2021 Annual Meeting other than in accordance with Rule 14a-8 or otherwise must similarly make sure that such nomination or proposal is delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on October 15, 2021.

In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, Delaware law and the Company’s Bylaws. Any proposal submitted after the above deadlines will be considered untimely and not properly brought before the 2021 Annual Meeting

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1*#	Debt Conversion Agreement dated September 30, 2021, by and between 180 Life Sciences Corp. and Dr. Lawrence Steinman and Sir Marc Feldmann
104	Inline XBRL for the cover page of this Current Report on Form 8-K

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2021

180 LIFE SCIENCES CORP.

By:	/s/ James N. Woody, M.D., Ph.D.
	Name:	James N. Woody, M.D., Ph.D.
	Title:	Chief Executive Officer

3